                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement         [ ]   Confidential, for use of the
                                                Commission only (as permitted
                                                By Rule 14a-6 (E) (2))
[x] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       BANK OF SOUTH CAROLINA CORPORATION
                       ----------------------------------
                (Name of Registrant as Specified in its Charter)

                    BANK OF SOUTH CAROLINA CORPORATION
                    ----------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1) Title of each class of securities to which transaction applies:
         (2)      Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)      Proposed maximum aggregate value of transaction:
         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:
         (2)      Form, Schedule or Registration Statement Number:
         (3)      Filing Party:
         (4)      Date Filed:

               [LETTERHEAD OF BANK OF SOUTH CAROLINA CORPORATION]

                                  March 8, 1999




Dear Shareholder:

         The Annual Meeting of Shareholders of Bank of South Carolina Corporation will be held at 2:00 p.m. on Tuesday, April 13, 1999, in the Board Room of the 256 Meeting Street office of The Bank of South Carolina in the City of Charleston, South Carolina. Enclosed you will find the formal Notice, Proxy and Proxy Statement detailing the matters which will be acted upon.

         We urge you to sign and date the proxy and return it as soon as possible in the enclosed postage-paid envelope. Should you decide to attend the meeting and vote in person, you may withdraw your proxy.

         We appreciate your continued interest and investment in Bank of South Carolina Corporation.

                                                     Sincerely,



                                                     /s/ Hugh C. Lane, Jr.
                                                     -------------------------
                                                     President



   P.O. BOX 538 - CHARLESTON, SC 29402 - (803) 724-1500 - FAX (803) 723-1473

                                PROXY MATERIAL OF
                       BANK OF SOUTH CAROLINA CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 13, 1999

To Our Shareholders:

      The Annual Meeting of Shareholders of Bank of South Carolina Corporation (the "Company") will be held at 256 Meeting Street, Charleston, South Carolina, on Tuesday, April 13, 1999, at 2:00 p.m. for the following purposes:

         1. To elect sixteen (16) Directors to serve until the Company's 2000 Annual Meeting of Shareholders;

         2. To ratify the appointment of KPMG Peat Marwick LLP, as independent certified public accountants for 1999;

         3. To transact such other business as may properly come before the meeting.

         Shareholders of record at the close of business on February 23, 1999, will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

         You may revoke your Proxy at any time prior to its exercise by written notice to the Company prior to the meeting or by attending the meeting personally and voting. The Board of Directors of the Company solicits the accompanying form of Proxy.

PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                        By Order of the Board of Directors



                                        /s/ Nathaniel I. Ball, III
                                        -------------------------------------
                                        Secretary

March 8, 1999


      A COPY OF THE COMPANY'S ANNUAL DISCLOSURE STATEMENT AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB MAY BE OBTAINED AT NO COST BY WRITING WILLIAM L. HIOTT, JR., TREASURER, AT BANK OF SOUTH CAROLINA CORPORATION, P.O. BOX 538, CHARLESTON, SOUTH CAROLINA 29402 (803-724-1500). ADDITIONAL COPIES MAY BE OBTAINED AT A COST OF $5.00 EACH.

                       BANK OF SOUTH CAROLINA CORPORATION
                               256 MEETING STREET
                        CHARLESTON, SOUTH CAROLINA 29401

                        ---------------------------------

                                 PROXY STATEMENT

      This Proxy Statement, which is first being mailed to shareholders on or about March 18, 1999, is provided in conjunction with the solicitation of proxies by the Board of Directors of Bank of South Carolina Corporation (the "Company") for use at the 1999 Annual Shareholders' Meeting of the Company. The Notice of Meeting, Proxy Form and Annual Report are enclosed in this package.

THE PROXY

      The Board of Directors of the Company selected the persons named as proxies on the enclosed Proxy Form. No officer or employee of the Company or any subsidiary may be named as proxy.

      The solicitation of proxies on behalf of the Board of Directors is conducted by Directors, Officers and regular employees of the Company and its wholly owned subsidiary, The Bank of South Carolina (the "Bank"), at no additional compensation over regular salaries. The cost of printing and mailing of all proxy materials has been paid by the Company. Brokers and others involved in handling and forwarding the proxy materials to their customers having beneficial interests in the stock of the Company registered in the names of nominees will be reimbursed for their reasonable expenses in doing so.

VOTING RIGHTS

      The Common Stock of the Company is its only class of voting securities. On February 23, 1999, there were issued and outstanding 2,605,597 shares of Common Stock (no par value). Each share is entitled to one vote; provided, however, that Shareholders have cumulative voting rights for the election of Directors. The right to cumulate votes means that the Shareholders are entitled to multiply the number of votes they are entitled to cast by the number of directors for whom they are entitled to vote and cast the product for a single candidate or distribute the product among two or more candidates.

          CUMULATIVE VOTING SHALL APPLY FOR THE ELECTION OF DIRECTORS.

      The solicitation of proxies on behalf of the Board of Directors includes a solicitation for discretionary authority to cumulate votes.

      The Board of Directors of the Company has fixed the close of business February 23, 1999, as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting. Proxies properly executed by Shareholders of record on February 23, 1999, and received in time for the meeting will be voted as specified on all business to be acted upon at the meeting and any adjournment thereof.

RIGHT OF REVOCATION

      Any Shareholder executing a Proxy for the meeting on the Proxy Form provided may revoke the Proxy in a writing delivered to the President of the Company prior to the meeting or by attending the meeting and voting in person.

PRINCIPAL SHAREHOLDERS OF THE COMPANY

      To the extent known to the Board of Directors of the Company, as of February 23, 1999, the only Shareholders of the Company having beneficial ownership of more than five (5%) percent of the shares of Common Stock of the Company are as set forth below:

NAME AND ADDRESS OF             AMOUNT AND NATURE OF   PERCENT OF
  BENEFICIAL OWNER              BENEFICIAL OWNERSHIP     CLASS
-------------------             --------------------   ----------
Hugh C. Lane, Jr                 386,521.774  (1)(2)     14.83%
30 Church Street
Charleston, SC  29401

BankAmerica Corporation (3)      150,040      (3)         5.76%
100 North Tryon Street
Charlotte, NC 28255

N.B. Holdings Corp. (3)          150,040      (4)         5.76%
100 North Tryon Street
Charlotte, NC  28255

NationsBank, N.A. (3)            150,040      (5)         5.76%
100 South Tryon Street
Charlotte, NC  28255

The Bank of South Carolina       196,857      (6)         7.56%
 Employee Stock Ownership
 Plan and Trust ("ESOP")
256 Meeting Street
Charleston, SC  29401

------------------------------

(1) To the extent known to the Board of Directors, Hugh C. Lane and his children, individually and collectively, have beneficial ownership of 706,656.774 shares or 27.12% of the outstanding shares. As more fully described in the following footnote, Hugh C. Lane, Jr. is the only one of the above who has a beneficial ownership interest in more than five (5%) percent of the Company's common stock. Hugh C. Lane, Jr. disclaims any beneficial interest in those shares in which other members of his family have a beneficial interest other than those shares his wife owns directly and those for which he serves as trustee or she serves as custodian (as more fully described in the following footnote).

(2) To the extent known to the Board of Directors, Hugh C. Lane, Jr. directly owns and has sole voting and investment power with respect to 170,900 shares; as trustee for 10 trust accounts holding an aggregate of 63,236 shares, he has sole voting and investment power with respect to such shares; as co-trustee for one trust account holding 4,840 shares, he has joint voting and investment power with respect to such shares; he is indirectly beneficial owner of 7,568 shares owned by his wife and an aggregate of 114,118 shares held by his wife as custodian for three minor children and 25,859.774 shares owned by the Employee Stock Ownership Plan and Trust ("ESOP") in which he has a vested interest. All of the 386,521.774 shares beneficially owned by

         Hugh C. Lane, Jr. are currently owned. Hugh C. Lane, Jr. has had beneficial ownership of more than five (5%) percent of the Bank's Common Stock since October 23, 1986, and more than ten (10%) percent since November 16, 1988.

(3) To the extent known to the Board of Directors, BankAmerica Corporation is the parent holding company of N.B. Holdings Corporation. N.B. Holdings Corporation is the parent holding company of NationsBank, N.A. The shares referred to in notes (4) and (5) are a duplication of the shares referred to in this note (3).

(4) To the extent known to the Board of Directors, N.B. Holdings Corporation has shared voting power for 79,860 shares, and shared investment power for 150,040 shares (including 70,180 shares held as trustee under the will of Mills B. Lane for the benefit of Hugh C.
         Lane). N.B. Holdings Corporation disclaims beneficial ownership for the shares referred to in this note (4).

(5) To the extent known to the Board of Directors, NationsBank N.A. has sole voting power for 79,860 shares, sole investment power for 4,840 shares and shared investment power for 145,200 shares (including 70,180 shares held as trustee under the will of Mills B. Lane for the benefit of Hugh C. Lane). NationsBank, N.A., disclaims beneficial ownership for the shares referred to in this note (5).

(6) The Trustee of the ESOP, Nathaniel I. Ball, III, an executive Officer and Director of the Bank and the Company, disclaims beneficial ownership of 196,857 shares owned by the ESOP which have been allocated to members of the plan, each of whom under the terms of the plan has the right to direct the Trustee as to the manner in which voting rights are to be exercised.

BENEFICIAL OWNERSHIP OF COMMON STOCK OF THE COMPANY

          The table below sets forth the number of shares of Common Stock (the only class of outstanding equity securities of the Company) known by the Company to be beneficially owned by each Nominee for election as Director and by the Officers and Directors of the Company as a group as of February 23, 1999. Except as otherwise indicated in the footnotes to the table, the persons named possess sole voting power and investment power with respect to the shares shown opposite their names. As of February 23, 1999, no Officer, Director or Nominee beneficially owned more than ten (10%) percent of the outstanding shares of the Company other than Hugh C. Lane, Jr. As of February 23, 1999, the Officers, Directors and Nominees beneficially owned 894,608.42 shares, representing approximately 34.33% of the outstanding shares.

          As of February 23, 1999, the beneficial ownership of Common Stock of the Company by all current Directors and each Nominee for Director was as set forth in the following table:

NAME AND ADDRESS OF                     AMOUNT AND NATURE OF             PERCENT OF
  BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP               CLASS
-------------------                     --------------------             ----------
Nathaniel I. Ball, III                      53,945.311 (1)                   2.07%
1302 Cove Avenue
Sullivans Island, SC  29482

NAME AND ADDRESS OF                     AMOUNT AND NATURE OF             PERCENT OF
  BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP               CLASS
-------------------                     --------------------             ----------
William T. Cooper                             5,324 (1)                       .20%
21 Jamestown Road
Charleston, SC  29407

C. Ronald Coward                             33,836 (1)                      1.30%
537 Planters Loop
Mt. Pleasant, SC  29464

Louis Y. Dawson, III                         12,584 (1)                       .48%
33 Church Street
Charleston, SC  29401

Leonard C. Fulghum                           35,175 (1)                      1.35%
311 Middle Street
Mt. Pleasant, SC  29464

T. Dean Harton                                7,704 (1)                       .30%
4620 Lazy Creek Lane
Wadmalaw, SC  29487

William L. Hiott, Jr.                    84,621.335 (1)                      3.25%
1831 Capri Drive
Charleston, SC  29407

James H. Holcombe                           107,175 (1)                      4.11%
16 Church Street
Charleston, SC  29401

Katherine M. Huger                            5,324 (1)                       .20%
72 Murray Boulevard
Charleston, SC  29401

John E. Huguley                              16,456 (1)                       .63%
22 Murray Boulevard
Charleston, SC  29401

Charles G. Lane                             125,594 (1)                      4.82%
10 Gillon Street
Charleston, SC  29401

Hugh C. Lane, Jr.                       386,521.774 (1)                     14.83%
30 Church Street
Charleston, SC  29401

NAME AND ADDRESS OF                     AMOUNT AND NATURE OF             PERCENT OF
 BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP               CLASS
------------------------                --------------------             ----------
Louise J. Maybank                            12,100 (1)                       .46%
8 Meeting Street
Charleston, SC  29401

Thomas W. Myers                               6,400                           .25%
90 Gaillard Lane
Summerville, SC  29483

Thomas C. Stevenson, III                        484                           .02%
173 Tradd Street
Charleston, SC  29401

John M. Tupper                                1,364                           .05%
113 Linwood Drive
Summerville, SC  29483

(1) To the extent known to the Board of Directors, each of the following Directors and Nominees for election as Directors (each of whom directly owns and has sole voting and investment power of all shares beneficially owned by him or her except as set forth in this footnote) indirectly owns the following number of shares: Nathaniel I. Ball, III
         - an aggregate of 5,502 shares directly owned by his wife and 22,977.311 shares owned by the ESOP, in which he has a vested interest; William T. Cooper - an aggregate of 4,480 shares held by a pension plan; C. Ronald Coward - an aggregate of 1,100 shares owned by a company of which he is president and director; Louis Y. Dawson, III - an aggregate of 484 shares owned by his wife; Leonard C. Fulghum - an aggregate of 3,555 shares owned by his wife; T. Dean Harton - an aggregate of 2,134 shares owned by his wife and held by his wife as custodian for his step-son; William L. Hiott, Jr. - an aggregate of 5,323 shares directly owned by his wife and held by him as custodian for two children and 22,977.335 shares owned by the ESOP, in which he has a vested interest; James H. Holcombe - an aggregate of 55,387 shares owned by the Marjorie G. Detyens Irrevocable Trust for which he serves as co-trustee; Katherine M. Huger - 484 shares owned by her husband; John E. Huguley - 8,954 shares owned by his wife; Charles G. Lane - an aggregate of 58,237 shares owned by his wife, held by her as custodian for children, held by him as co-trustee with Hugh C. Lane, Jr., for a sister's children and held by him as a co-trustee for the children of Hugh C. Lane, Jr.; and Hugh C. Lane, Jr. - an aggregate of 189,762 shares owned by his wife, held by his wife as custodian for each of three children, held by him as co-trustee with Charles G. Lane for a sister's children and held by him as trustee for his and his brother's and sisters' children (as more fully described in the footnote to the preceding table) and 25,859.774 shares owned by the ESOP, in which he has a vested interest. All such indirectly owned shares are included in the totals of the number of shares set forth in the above table and beneficially owned by the Directors and Nominees.

------------------------------

         As a group, all Directors and Executive Officers (including Hugh C. Lane, Jr., President and Chief Executive Officer; Nathaniel I. Ball, III, Executive Vice President and Secretary; and William L. Hiott, Jr., Executive Vice President and Treasurer) are sixteen (16) in number and beneficially own an aggregate of 894,608.42 shares, representing 34.33% of the issued and outstanding Common Stock of the Company. All of these shares beneficially owned by the Directors, Nominees and Executive Officers are currently owned. Three executive officers, Hugh C. Lane, Jr., President and Chief Executive Officer, has a future right to acquire sixteen thousand five hundred (16,500) shares. The other two executive officers, Nathaniel I. Ball, III, Executive Vice President and Secretary; and William L. Hiott, Jr., Executive Vice President and Treasurer, each have a future right to acquire thirteen thousand seven hundred fifty (13,750) shares of Common Stock of the Company pursuant to the Bank's Incentive Stock Option Plan.

ELECTION OF DIRECTORS

         Sixteen (16) Directors, constituting the entire Board of Directors, will be elected at the Annual Meeting, each to hold office for one year and until a successor shall have been duly elected or appointed and shall have qualified. In the absence of instructions to the contrary, shares of Common stock represented by properly executed proxies will be voted for the sixteen
(16) Nominees listed on pages 6 and 7, all of whom are recommended by management and have consented to be named and to serve if elected.

          The Company does not presently know of anything that would preclude any Nominee from serving; however, should any Nominee for any reason become unable or unwilling to serve as a Director, the number of Directors to be elected will be reduced accordingly.

         The name of each Nominee designated by the Board of Directors of the Company for election as Director of the Company and certain information provided by such Nominee to the Company is set forth in the table below. Fourteen (14) of the current nominees served as initial directors of the Bank from October 22, 1986, when the Bank's charter was issued until the first annual meeting of Shareholders on April 14, 1987, and were elected to serve a one-year term at such annual meeting. John M. Tupper and Thomas W. Myers were first elected as Directors of the Bank during 1993. They were all re-elected to serve one-year terms at subsequent annual meetings. All of the current Nominees served as Directors of the Company from April 14, 1998, the date of the last Annual Meeting of shareholders.

                                   POSITIONS AND
                                   OFFICES HELD                         BUSINESS EXPERIENCE
                                       WITH             FAMILY             1987-1999 AND
NAME                       AGE      CORPORATION      RELATIONSHIP       OTHER DIRECTORSHIPS
----                       ---      -----------      ------------       -------------------
Nathaniel I. Ball, III     57       Executive         None              The Bank of South Carolina (banking)
                                    Vice President,                     1986-99
                                    Secretary,
                                    Director

William T. Cooper          69       Director          None              President, Southeastern Galleries, Inc.
                                                                        (retail furniture and decorating)
                                                                        1983-99

C. Ronald Coward           63       Director          None              President - Coward-Hund Construction
                                                                        Company, Inc. (construction) 1976-99

Louis Y. Dawson, III       70       Director          Father-in-law     Retired (1993) President-Dawson Eng-
                                                      of Charles G.     ineering, Inc. (general contracting)
                                                      Lane and of a     1954-93
                                                      bank officer,
                                                      F.S. Hassell

                                   POSITIONS AND
                                   OFFICES HELD                         BUSINESS EXPERIENCE
                                       WITH             FAMILY             1987-1999 AND
NAME                       AGE      CORPORATION      RELATIONSHIP       OTHER DIRECTORSHIPS
----                       ---      -----------      ------------       -------------------

Leonard C. Fulghum         69       Director          None              Chairman - Ferguson Fulghum, Inc.
                                                                        (painting contractors) 1972-99

T. Dean Harton             53       Director          None              President, Hawthorne Corporation
                                                                        (aviation) 1986-99

William L. Hiott, Jr.      54       Executive         None              The Bank of South Carolina
                                    Vice President,                     (banking) 1986-99
                                    Treasurer,
                                    Director

James H. Holcombe          74       Director          None              Member - Holcombe, Fair & Lane, LLC
                                                                        (real estate) 1996-99; General and
                                                                        Limited Partner - Holcombe & Fair
                                                                        Realtors 1970-95

Katherine M. Huger         57       Director          None              Assistant Professor of Economics -
                                                                        Charleston Southern University
                                                                        (education) 1972-99

John E. Huguley            71       Director          None              Retired (1996) Chairman - John Huguley
                                                                        Company, Inc. (retail office products)
                                                                        1980-96

Charles G. Lane            44       Director          Son-in-law        Member - Holcombe, Fair & Lane,
                                                      of Louis Y.       LLC (real estate) 1996-99;
                                                      Dawson, III;      Associate-Holcombe & Fair Realtors
                                                      brother of        1987-96
                                                      Hugh C.
                                                      Lane, Jr.

Hugh C. Lane, Jr.          51       President,        Brother of        The Bank of South Carolina (banking)
                                    Chief Exec-       Charles G.        1986-99
                                    utive Officer,    Lane
                                    Director

Louise J. Maybank          59       Director          None              Active in community programs

Thomas W. Myers            64       Director          None              President - Myers &  Associates  (estate
                                                                        and business insurance planning) 1963-99

                                   POSITIONS AND
                                   OFFICES HELD                         BUSINESS EXPERIENCE
                                       WITH             FAMILY             1987-1999 AND
NAME                       AGE      CORPORATION      RELATIONSHIP       OTHER DIRECTORSHIPS
----                       ---      -----------      ------------       -------------------

Thomas C. Stevenson, III   47       Director          None              President - Fabtech, Inc. (metal
                                                                        fabrication) 1991-99; Private Investor
                                                                        1990-91;  Chairman of the  Board  -
                                                                        Stevenson  Hagerty,  Inc.  (diversified
                                                                        holding company) 1984-90

John M. Tupper             57       Director          None              President - Tupperway  Tire and Service,
                                                                        Inc. (retail tires and service) 1980-99

COMMITTEES OF THE BOARD OF DIRECTORS

         Hugh C. Lane, Jr. presently serves as President of the Board of Directors. The Board has three (3) committees: the Executive Committee, the Long-Range Planning Committee, and the Audit and Compliance Committee. The Board does not have a Nominating Committee; however, the Board as a whole performs the functions that such a committee would normally perform. The Board does not have a Compensation Committee; however, the Executive Committee performs those functions.

         The Executive Committee consists of the President of the Company and six (6) designated Directors. The President of the Company chairs the Committee. At present, the fixed membership of the Committee consists of Hugh C. Lane, Jr., Nathaniel I. Ball, III, T. Dean Harton, William L. Hiott, Jr., James H. Holcombe, Thomas W. Myers, and Thomas C. Stevenson, III. During 1998, this Committee held three (3) meetings. The principal function of the Executive Committee is to exercise all authority of the Board of Directors in the management and affairs of the Company and the Bank. In addition, the Executive Committee acts on behalf of the entire Board of the Company between the regular Board Meetings.

         The Audit and Compliance Committee presently consists of Katherine M. Huger, as Chairman, and Louis Y. Dawson, III, Leonard C. Fulghum, James H. Holcombe and John E. Huguley. The Company's internal auditor also sits on this Committee. During 1998, the Audit and Compliance Committee held five (5) meetings. The functions of the Audit and Compliance Committee include: reviewing and examining detailed reports of the internal auditor for the Bank; meeting periodically with the internal auditor; reviewing reports of regulatory bodies having jurisdiction over the Company and the Bank; evaluating internal accounting controls; recommending the engagement and continuation of engagement of independent auditors; and meeting with, and receiving and considering recommendations of, the independent auditors for the Company and the Bank.

         The Long Range Planning Committee consists of Hugh C. Lane, Jr., the President of the Company, as Chairman, and Nathaniel I. Ball, III, William T. Cooper, T. Dean Harton, William L. Hiott, Jr., James H. Holcombe, Charles G. Lane, Louise J. Maybank and Thomas W. Myers. The Long-Range Planning Committee met once during 1998.

NOMINATIONS FOR DIRECTOR

         Nominations, other than those made by or on behalf of the existing management of the Company, shall be made in writing and shall be delivered or mailed to the President of the Company not less than seven (7) days, nor more than fifty (50) days, prior to any meeting of Shareholders calling for election of Directors; provided, however, that if less than twenty-one (21) days' notice of the meeting is given to Shareholders, such nomination shall be mailed or delivered to the President of the Company not later than the close of business on the seventh (7th) day following the day on which the Notice of Meeting was mailed. Nominations not made according to these procedures will be disregarded.

DIRECTORS' MEETINGS

         The Board of Directors of the Company held seven (7) meetings (including an organizational meeting and all regularly scheduled and special meetings) during the year ended December 31, 1998. No Director during such year, attended fewer than seventy-five (75%) percent of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served.

COMPENSATION OF OFFICERS AND DIRECTORS

         The following table sets forth all remuneration (including remuneration under any contract, authorization or arrangement, whether or not set forth in a formal document) paid during the year ended December 31, 1998, by the Bank to the three (3) Executive Officers of the Company and the Bank whose total remuneration from the Bank exceeded One Hundred Thousand and No/100 ($100,000.00) Dollars for their services in all capacities. Such Officers receive no compensation from the Company as Officers or as Directors or in any other capacity.

                                                                        LONG TERM COMPENSATION
                                    ANNUAL COMPENSATION              AWARDS                  PAYOUTS
                                    ----------------------------------------------------------------
(A)                (B)        (C)           (D)          (E)           (F)         (G)         (H)         (I)
                                                       OTHER                     SECURITIES
                                                       ANNUAL       RESTRICTED   UNDER-                 ALL OTHER
NAME AND                                               COMPEN-         STOCK     LYING         LTIP      COMPEN-
PRINCIPAL                                            SATION(1)(2)     AWARD(S)   OPTIONS/     PAYOUTS  SATION(1)(2)
POSITION          YEAR     SALARY($)     BONUS($)         ($)           ($)      SARS($)        ($)        ($)
Hugh C. Lane,     1998   $140,601.45         ---         $19,961.21                                    $19,961.21
Jr. - CEO         1997   $130,601.45   $10,000.00        $16,978.72                                    $16,978.72
& President       1996   $123,101.45         ---         $17,682.79                                    $17,682.79

Nathaniel I.      1998   $126,101.37         ---         $17,775.76                                    $17,775.76
Ball, III -       1997   $116,101.37   $10,000.00        $14,729.98                                    $14,729.98
Executive Vice    1996   $108,601.37         ---         $16,135.32                                    $16,135.32
President &
Secretary

William L.        1998   $126,101.37         ---         $18,330.88                                    $18,330.88
Hiott, Jr. -      1997   $116,101.37   $10,000.00        $14,729.98                                    $14,729.98
Executive Vice    1996   $108,601.37         ---         $16,135.32                                    $16,135.32
President &
Treasurer

----------------------------

(1) Includes same life, disability and health insurance benefits as all other employees of the Bank who work at least thirty (30) hours a week.

(2)      Includes Bank contribution to the ESOP.

----------------------------

         Non-officer Directors of the Company received One Hundred and No/100 ($100.00) Dollars for each meeting of the Board of Directors attended and non-officer Directors of the Bank received Two Hundred and No/100 ($200.00) Dollars for each meeting of the Board of Directors attended and One Hundred and No/100 ($100.00) Dollars for each Board Committee meeting attended.

         On November 2, 1989, the Bank adopted an Employee Stock Ownership Plan and Trust Agreement, to provide retirement benefits to eligible employees for long and faithful service.

         An employee of the Bank is eligible to become a participant in the ESOP upon reaching twenty-one (21) years of age and upon completion of one thousand (1,000) hours of service in a plan year. No contributions by employees are permitted. The amount and time of contributions are at the sole discretion of the Board of Directors of the Bank. The contribution for all participants is based solely on each participant's respective regular or base salary and wages paid by the Bank including commissions, bonuses and overtime, if any.

         A participant becomes vested in the Plan upon completion of five (5) years of service. There is no vesting prior to the completion of five (5) years of service.

         The Plan became effective as of January 1, 1989.

         The Board of Directors of the Bank approved the contribution of One Hundred Eighty Six Thousand Forty Eight and No/100 ($186,000.00) Dollars to the ESOP for the fiscal year ended December 31, 1998. The contribution was made during 1998. T. Dean Harton, Sheryl G. Sharry and Nathaniel I. Ball, III, currently serve as Plan Administrators. Nathaniel I. Ball, III, currently serves as Trustee for the Plan. The Plan currently owns One Hundred Ninety Six Thousand Eight Hundred Fifty Seven (196,857) shares or 7.56% of the Company's Common Stock.

         During the fiscal year ended December 31, 1998, the Company had no plans or arrangements pursuant to which any Officer, Director or principal Shareholder received contingent remuneration or personal benefits other than the contingent remuneration and life, disability and health insurance benefits referred to in the footnotes to the preceding table.

         On April 14, 1998, the shareholders of the Company approved an Incentive Stock Option Plan for the benefit of eligible Officers and employees of the Bank. A total of one hundred eighty thousand (180,000) shares were reserved and on April 16, 1998, the Bank granted options to purchase Common Stock in the aggregate amount of one hundred forty six thousand (146,000) shares to fifty two (52) employees of the Bank (including officers, such Directors as are also employees and other employees) pursuant to the Incentive Stock Option Plan. These grants include those to Hugh C. Lane, Jr., Nathaniel I. Ball, III, and William L. Hiott, Jr., Executive Officers and Directors, as more specifically set forth below. Options for one hundred thirty five thousand three hundred (135,300) shares with an exercise price of $23.01 and for sixteen thousand five hundred (16,500) shares with an exercise price of $25.31 remain outstanding. No options were exercised in 1998.

         Hugh C. Lane, Jr., President and Chief Executive Officer, was granted the option to purchase fifteen thousand (15,000) shares of common stock of the Company pursuant to the Incentive Stock Option Plan at a price of $27.84. Nathaniel I. Ball, III, Executive Vice President and Secretary, and William L. Hiott, Jr., Executive Vice President and Treasurer, were each granted the option to purchase twelve thousand five hundred (12,500) shares of Common Stock of the Company pursuant to the Incentive Stock Option Plan at a price of $25.3125. The above options are all exercisable in five (5) twenty (20%) percent increments beginning on and for one year following April 16, 2003, with an additional twenty (20%) percent to be exercisable on and for one year following each successive anniversary. The right to exercise each such twenty (20%) percent of each option is cumulative and will not expire until the tenth anniversary of the date of the grant. Adjusted for a ten (10%) percent stock dividend on May 15, 1998, Hugh C. Lane, Jr., has the option to purchase 16,500 shares of common stock of the Company at a price of $25.31 per share and Nathaniel I. Ball, III and William L. Hiott, Jr., each have the option to purchase 13,750 shares of common stock of the Company at a price of $23.01.

         In the event of a prospective reorganization, consolidation or sale of substantially all of the assets or any other form of corporate reorganization in which the Company would not be the surviving entity or in the event of the acquisition, directly or indirectly, of the beneficial ownership of twenty-four (24%) percent of the Common Stock of the Company or the making, orally or in writing, of a tender offer for, or any request or invitation for tender of, or any advertisement making or inviting tenders of the Company stock by any person, all options in effect at that time would accelerate so that all options would become immediately exercisable and could be exercised within one year immediately following the date of acceleration but not thereafter.

         In the case of termination of an option holder other than involuntary termination without just cause, retirement, death or legal disability, the Option holder may exercise the option only with respect to those shares of Company common stock as which he or she has become vested. The option holder may exercise the option with respect to such shares no more than thirty (30) days after the date of termination of employment (but in any event prior to the expiration date).

         In the event that the option holder's employment is terminated without just cause, the option shall become fully vested and fully exercisable as of the date of his or her termination without regard to the five (5) year initial vesting and exercisability or to the twenty percent (20%) annual increments thereafter. The option holder may exercise the option following an involuntary termination without just cause until the expiration date of the option.

         In the event the option holder remains in the continuous employ of the Company or any subsidiary from the date of the grant until the option holder's retirement, the option shall become fully vested and fully exercisable as of the date of his or her retirement without regard to the five (5) year initial vesting and exercisability or to the twenty percent (20%) annual increments thereafter. The option holder may exercise the option following his or her retirement until the expiration date.

         In the event the option holder remains in the continuous employ of the Company or a subsidiary from the date of the grant until his or her death, the option shall become fully vested and fully exercisable as of the date of death without regard to the five (5) year initial vesting and exercisability or the twenty percent (20%) annual increments thereafter. The person or persons entitled to exercise the option following the option holder's death may exercise the option until the expiration date.

         In the event the option holder remains in the continuous employ of the Company or any subsidiary from the date of the grant until the date of his or her legal disability, the option shall become fully vested and fully exercisable as of the date of his or her termination of employment on account of his or her legal disability without regard to the five (5) year initial vesting and exercisability or to the twenty percent (20%) annual increments thereafter. The option holder may exercise the option following such termination of employment until the expiration date.

         The Stock Incentive Plan would provide for adjustment in the number of shares of common stock authorized under the Plan or granted to an optionee to protect against dilution in the event of changes in the Bank's capitalization, including stock splits and dividends.

TRANSACTIONS AND RELATIONS WITH DIRECTORS, OFFICERS, AND THEIR ASSOCIATES AND AFFILIATES OF DIRECTORS

         The Company does not have any existing continuing contractual relationships with any Director, Nominee for election as Director or principal Officer of the Company or the Bank, or any Shareholder owning, directly or indirectly, more than five (5%) percent of the shares of Common Stock of the Company, or any associate of the foregoing persons. Directors, Principal Officers, nominees for election as Directors, and members of the immediate family of any of the foregoing have had in the past, have at present, and will have in the future, customer relationships with the Bank. Such transactions have been and will continue to be made in the ordinary course of business, made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and such transactions did not and will not involve more than the normal risk of collectability or present other unfavorable features.

         C. Ronald Coward, Leonard C. Fulghum and Thomas W. Myers each failed to file one Statement of Changes in Beneficial Ownership on Form 4 in a timely manner. Nathaniel I. Ball, III, filed one incorrect Statement of Beneficial Interest on Form 4.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         KPMG Peat Marwick, LLP, has served as the Bank's independent certified public accountants for the fiscal year ending December 31, 1994, and as independent certified public accountants for the Company and its Bank subsidiary for the fiscal years ending December 31, 1995 through 1998. At the 1999 Annual Shareholders' Meeting the following resolution will be subject to ratification by a simple majority vote of shares represented at the meeting:

         RESOLVED, that the selection of KPMG Peat Marwick, LLP, as the independent certified public accountants of Bank of South Carolina Corporation (the "Company") and its sole subsidiary, The Bank of South Carolina (the "Bank"), for the fiscal year ending December 31, 1999, is hereby ratified.

         If ratification is not achieved, the selection of an independent certified public accountant will be reconsidered and made by the Board of Directors. Even if selection is ratified, the Board of Directors reserves the right to, and in its discretion may, direct the appointment of any other independent certified public accounting firm at any time if the Board decides that such a change would be in the best interests of the Company and its shareholders.

         The services provided by KPMG Peat Marwick, LLP include the examination and reporting of the financial status of the Company and the Bank. These services have been furnished at customary rates and terms. There are no existing direct or indirect agreements or understandings that fix a limit on current or future fees for these audit services.

         KPMG Peat Marwick, LLP assisted in the preparation of the Company's and Bank's tax returns in 1995, 1996, 1997 and 1998. These non-audit services were routine in nature and did not compose more than twenty-five (25%) percent of the total fees paid to KPMG Peat Marwick, LLP in 1998. These services do not affect their independence.

         A representative of KPMG Peat Marwick, LLP is expected to attend the Annual Shareholder's Meeting with the opportunity to make a statement, if desired, and is expected to be available to respond to Shareholder's inquires.


                                  OTHER MATTERS

         Management is not aware of any matters to come before the meeting that will require the vote of Shareholders other than those matters indicated in the Notice of Meeting and this Proxy Statement.

         However, if any other matter calling for Shareholder action should properly come before the meeting or any adjournments thereof, those persons named as Proxies in the enclosed Proxy Form will vote thereon according to their best judgment.


                               PENDING LITIGATION

         There is pending litigation involving the Company.

Towne vs. Oakbrook Auto Center vs. Hunt, Auto Supply and Equipment Co., Nationwide Leasing and Bank of South Carolina, 97-CP-18-203: The case arose out of a loan made by the Bank to Oakbrook Auto Center, Inc., which was guaranteed by William A. Towne, Jr. When the note was not paid according to its terms, it was paid by the guarantor, Mr. Towne, and assigned to him. Mr. Towne thereafter brought suit against Oakbrook Auto Center, Inc., to collect the note and Oakbrook Auto Center, Inc., filed a third party complaint against a number of parties, including The Bank of South Carolina, alleging that, in making the original loan, the president of Oakbrook Auto Center, Inc., Gregory A Hunt, committed an ultra vires act, of which The Bank of South Carolina had knowledge or should have had knowledge. Counsel for the Bank does not anticipate the Bank's incurring any liability for this lawsuit and believe it will be resolved with minimal expense.


                                  ANNUAL REPORT

         The ANNUAL REPORT for December 31, 1998, is mailed herewith to all Shareholders. Copies of the Annual Report as filed with the Securities and Exchange Commission on Form 10-KSB may be obtained by request to William L. Hiott, Jr., Treasurer of the Company.

         SHAREHOLDER PROPOSALS FOR THE 2000 ANNUAL SHAREHOLDER'S MEETING

         Shareholder proposals, if any, for inclusion in the Proxy Statement relating to the 2000 Annual Shareholder's meeting, must be addressed to and received in the office of the President no later than December 3, 1999.

                                          By Order of the Board of Directors



                                          /s/ Nathaniel I. Ball, III
                                          ------------------------------------
                                          Secretary

March 8, 1999

                                   PROXY CARD
                       BANK OF SOUTH CAROLINA CORPORATION
             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS APRIL 13, 1999
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL PERSONS BY THESE PRESENTS THAT I, the undersigned Shareholder of Bank of South Carolina Corporation (the Company) do hereby appoint William T. Cooper, Leonard C. Fulghum and Louise J. Maybank, (no officer or employee of the Company or any subsidiary may be appointed), or any one of them, with full power to act alone, my true and lawful attorney(s) with full power of substitution, to vote on behalf of the undersigned all shares of common stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at The Bank of South Carolina, 256 Meeting Street, Charleston, South Carolina on Tuesday, April 13, 1999, at 2:00 p.m., or at any adjournments or postponements thereof, with all the powers the undersigned would possess if personally present upon the following matters:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

1.       ELECTION OF DIRECTORS
         [ ] FOR all nominees listed below (except as marked to the contrary below).
         [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

         Nathaniel I. Ball, III, William T. Cooper, C. Ronald Coward, Louis Y. Dawson, III, Leonard C. Fulghum, T. Dean Harton, William L. Hiott, Jr., James H. Holcombe, Katherine M. Huger, John E. Huguley, Charles G. Lane, Hugh C. Lane, Jr., Louise J. Maybank, Thomas W. Myers, Thomas C. Stevenson, III and John M. Tupper

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.)

-------------------------------------------------------------------------------

2. APPROVAL OF KPMG PEAT MARWICK LLP, as the Company's independent auditors for the fiscal year ending December 31, 1999.

               [ ]  FOR        [ ]   AGAINST      [ ]   ABSTAIN

3. The transaction of such other business as may properly come before the meeting.

EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE HEREON. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE NOMINEES, "FOR" KPMG PEAT MARWICK, AND IN THE DISCRETION OF THE PROXIES, ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of the Company's 1998 Annual Report and the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

                                    Dated:                               , 1999
                                           ------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                    Signature(s) of Shareholder(s)
                                    PLEASE DATE AND SIGN EXACTLY AS NAME APPEARS
                                    HEREON. EXECUTORS, ADMINISTRATORS, TRUSTEES,
                                    ETC., MUST SO INDICATE WHEN SIGNING. IF
                                    SHARES ARE HELD JOINTLY, BOTH OWNERS SHOULD
                                    SIGN.